Rule 497(e) Prospectus Supplement
(Registration No. 333-88202)

NEW COLONY EQUITY INCOME FUND

Supplement dated February 12, 2003
To Prospectus dated November 20, 2002

This Supplement supersedes certain information contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

The offering of the shares of New Colony Equity Income Fund is anticipated to initially close on or prior to 100 days from the date of the Prospectus and not 90 days from the date of the Prospectus as originally scheduled.

The foregoing information amends the information contained in the Prospectus, in particular information located in the “Prospectus Summary – Offering”, “Subscription for Shares – Subscription Terms” and “Plan of Distribution” sections of the Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE.